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SEC 873 (10/2000)	Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 30, 2002

SNTL Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-25984	95-4610936
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

30101 Agoura Court #222 Agoura Hills, California (Address of principal executive offices)	91301 (Zip Code)

(818) 597-0042
Registrant's telephone number, including area code

Superior National Insurance Group, Inc.
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 3. Bankruptcy.

        SNTL Corporation, along with its subsidiaries, SNTL Holdings Corporation (formerly, Business Insurance Group, Inc.), SN Insurance Administrators, Inc. and SN Insurance Services, Inc., filed their April 2002 Monthly Debtor in Possession Operating Reports and their April 2002 Debtor in Possession Interim Statements with the United States Bankruptcy Court for the Central District of California, copies of which are attached hereto as Exhibit 99.186 through Exhibit 99.193.

  THE MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

Item 7. Financial Statements and Exhibits.

  (a)
  Financial Statements of Businesses Acquired.

    Not Applicable.

  (b)
  Pro Forma Financial Information.

    Not Applicable.

  (c)
  Exhibits.

Exhibit No.	Description
99.186	Debtor in Possession Operating Report for the period from April 1, 2002 to April 30, 2002 (SNTL Corporation) with Schedules A through F.
99.187	Debtor in Possession Operating Report for the period from April 1, 2002 to April 30, 2002 (SNTL Holdings Corporation)(see Exhibit 99.186 for Schedules A through F).
99.188	Debtor in Possession Operating Report for the period from April 1, 2002 to April 30, 2002 (SN Insurance Administrators, Inc.)(see Exhibit 99.186 for Schedules A through F).
99.189	Debtor in Possession Operating Report for the period from April 1, 2002 to April 30, 2002 (SN Insurance Services, Inc.)(see Exhibit 99.186 for Schedules A through F).
99.190	Debtor in Possession Interim Statement for the period from April 1, 2002 to April 30, 2002 (SNTL Corporation).
99.191	Debtor in Possession Interim Statement for the period from April 1, 2002 to April 30, 2002 (SNTL Holdings Corporation).
99.192	Debtor in Possession Interim Statement for the period from April 1, 2002 to April 30, 2002 (SN Insurance Administrators, Inc.).
99.193	Debtor in Possession Interim Statement for the period from April 1, 2002 to April 30, 2002 (SN Insurance Services, Inc.).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNTL CORPORATION (Registrant)

Date: May 30, 2002	/s/ ALEX CORBETT (Signature)* Alex Corbett Senior Vice President and Chief Financial Officer

*Print name and title of the signing officer under his signature.

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FORM 8-K
SIGNATURES